Health Care Costs Payable	12 Months Ended
Dec. 31, 2022
Health Care and Other Insurance Liabilities [Abstract]
Health Care Costs Payable	Health Care Costs Payable
The following is information about incurred and cumulative paid health care claims development as of December 31, 2022, net of reinsurance, and the total IBNR liabilities plus expected development on reported claims included within the net incurred claims amounts. See Note 1 ‘‘Significant Accounting Policies’’ for information on how the Company estimates IBNR reserves and health care costs payable as well as changes to those methodologies, if any. The Company’s estimate of IBNR liabilities is primarily based on trend and completion factors. Claim frequency is not used in the calculation of the Company’s liability. In addition, it is impracticable to disclose claim frequency information for health care claims due to the Company’s inability to gather consistent claim frequency information across its multiple claims processing systems. Any claim frequency count disclosure would not be comparable across the Company’s different claim processing systems and would not be consistent from period to period based on the volume of claims processed through each system. As a result, health care claim count frequency is not included in the disclosures below.

The information about incurred and paid health care claims development for the year ended December 31, 2021 is presented as required unaudited supplemental information.

In millions	Incurred Health Care Claims, Net of Reinsurance For the Years Ended December 31,
Date of Service	2021	2022
	(Unaudited)
2021	$62,830	$62,259
2022		69,185
	Total	$131,444

In millions	Cumulative Paid Health Care Claims, Net of Reinsurance For the Years Ended December 31,
Date of Service	2021	2022
	(Unaudited)
2021	$54,600	$62,144
2022		59,570
	Total	$121,714
All outstanding liabilities for health care costs payable prior to 2021, net of reinsurance		196
Total outstanding liabilities for health care costs payable, net of reinsurance		$9,926

At December 31, 2022, the Company’s liabilities for IBNR plus expected development on reported claims totaled approximately $7.8 billion. Substantially all of the Company’s liabilities for IBNR plus expected development on reported claims at December 31, 2022 related to the current calendar year.

The reconciliation of the December 31, 2022 health care net incurred and paid claims development tables to the health care costs payable liability on the consolidated balance sheet were as follows:

In millions	December 31, 2022
Short-duration health care costs payable, net of reinsurance	$9,926
Reinsurance recoverables	5
Insurance lines other than short duration	211
Total health care costs payable	$10,142
The following table shows the components of the change in health care costs payable during the years ended December 31, 2022, 2021 and 2020:

In millions	2022	2021	2020
Health care costs payable, beginning of period	$8,678	$7,936	$6,879
Less: Reinsurance recoverables	8	10	5
Less: Impact of discount rate on long-duration insurance reserves (1)	—	—	—
Health care costs payable, beginning of period, net	8,670	7,926	6,874
Acquisitions, net	—	—	414
Add: Components of incurred health care costs
Current year	71,399	64,631	55,835
Prior years	(654)	(788)	(429)
Total incurred health care costs (2)	70,745	63,843	55,406
Less: Claims paid
Current year	61,640	56,323	48,770
Prior years	7,646	6,792	6,009
Total claims paid	69,286	63,115	54,779
Add: Premium deficiency reserve	—	16	11
Health care costs payable, end of period, net	10,129	8,670	7,926
Add: Reinsurance recoverables	5	8	10
Add: Impact of discount rate on long-duration insurance reserves (1)	8	—	—
Health care costs payable, end of period	$10,142	$8,678	$7,936
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(1)Reflects the difference between the current discount rate and the locked-in discount rate on long-duration insurance reserves which is recorded within accumulated other comprehensive income (loss) on the consolidated balance sheets. Refer to Note 8 ‘‘Other Insurance Liabilities and Separate Accounts’’ for further information related to the adoption of the long-duration insurance contracts accounting standard.
(2)Total incurred health care costs for the years ended December 31, 2022, 2021 and 2020 in the table above exclude $79 million, $58 million and $41 million, respectively, of benefit costs recorded in the Health Care Benefits segment that are included in other insurance liabilities on the consolidated balance sheets and $249 million, $271 million and $221 million, respectively, of benefit costs recorded in the Corporate/Other segment that are included in other insurance liabilities on the consolidated balance sheets. The incurred health care costs for the years ended December 31, 2021 and 2020 also exclude $16 million and $11 million, respectively, for premium deficiency reserves related to the Company’s Medicaid products.

The Company’s estimates of prior years’ health care costs payable decreased by $654 million, $788 million and $429 million in 2022, 2021 and 2020, respectively, because claims were settled for amounts less than originally estimated (i.e., the amount of claims incurred was lower than originally estimated), primarily due to lower health care cost trends as well as the actual claim submission time being faster than originally assumed (i.e., the Company’s completion factors were higher than originally assumed) in estimating health care costs payable at the end of the prior year. This development does not directly correspond to an increase in the Company’s operating results as these reductions were offset by estimated current period health care costs when the Company established the estimate of the current year health care costs payable.